UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 28, 2007

BRONCO DRILLING COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-51471 (Commission File Number)	20-2902156 (I.R.S. Employer Identification Number)
16217 North May Avenue Edmond, OK (Address of principal executive offices)		73013 (Zip code)
(405) 242-4444
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Election of President
     Effective as of June 28, 2007, the board of directors of Bronco Drilling Company, Inc. (the “Company”) elected Mark Dubberstein, 53, as President of the Company. Mr. Dubberstein became the Company’s General Counsel on January 1, 2006 following twenty-five years in private practice, most recently as the senior member of Dubberstein, Heinen & Morris PC in Oklahoma City. His previous experience includes serving as Mid-Continent Counsel at Sohio Petroleum Company in Dallas. He received a Juris Doctorate from the University of Oklahoma College of Law and a Bachelor of Arts degree in English from Oklahoma State University. In connection with his election as President, Mr. Dubberstein has relinquished his title as General Counsel of the Company.
Election of Chief Accounting Officer
     Effective as of June 28, 2007, the Company’s board of directors elected Steven R. Starke, 30, as Chief Accounting Officer of the Company. Mr. Starke has served as Controller of the Company since May 2005. Prior to joining the Company, Mr. Starke served as an accountant with Grant Thornton LLP in Oklahoma City from January 2000 to May 2005. He received a Bachelor of Business Administration degree in Accounting and Management Information Systems from the University of Oklahoma and is a licensed Certified Public Accountant. In connection with his election as Chief Accounting Officer, Mr. Starke has relinquished his title as Controller of the Company.
Item 7.01. Regulation FD Disclosure.
     On June 28, 2007, the Company issued a press release announcing the promotion of certain of its employees. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     In accordance with General Instruction B.2 to Form 8-K, the information contained in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Number	Exhibit
99.1	Press Release issued by Bronco Drilling Company, Inc., dated as of June 28, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRONCO DRILLING COMPANY, INC.
Date: June 28, 2007	By:	/s/ ZACHARY M. GRAVES
Zachary M. Graves
Chief Financial Officer

Exhibit Index

Number	Exhibit
99.1	Press Release issued by Bronco Drilling Company, Inc., dated as of June 28, 2007